UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2001

Sears Credit Account Master Trust II (Exact name of registrant as specified in charter)

Illinois (State of Organization)	0-24776 (Commission File Number)	Not Applicable (IRS Employer Identification No.)
c/o SRFG, Inc. 3711 Kennett Pike Greenville, Delaware (Address of principal executive offices)		19807 (Zip Code)

Registrant's Telephone Number, including area code: (302) 434-3176

Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5. Other Events
On April 16, 2001, Registrant made available the Monthly Investor Certificateholders' Statements set forth as Exhibits 20(a) through 20(p)

Item 7. Financial Statements and Exhibits

20(a).

Series 1995-3 Monthly Investor Certificateholders' Statement related to the distribution of April 16, 2001 and reflecting the performance of the Trust during the Due Period ended in March 2001, which will accompany the distribution on April 16, 2001.

20(b).

Series 1995-5 Monthly Investor Certificateholders' Statement related to the distribution of April 16, 2001 and reflecting the performance of the Trust during the Due Period ended in March 2001, which will accompany the distribution on April 16, 2001.

20(c).

Series 1996-1 Monthly Investor Certificateholders' Statement related to the distribution of April 16, 2001 and reflecting the performance of the Trust during the Due Period ended in March 2001, which will accompany the distribution on April 16, 2001.

20(d).

Series 1996-3 Monthly Investor Certificateholders' Statement related to the distribution of April 16, 2001 and reflecting the performance of the Trust during the Due Period ended in March 2001, which will accompany the distribution on April 16, 2001.

20(e).

Series 1996-4 Monthly Investor Certificateholders' Statement related to the distribution of April 16, 2001 and reflecting the performance of the Trust during the Due Period ended in March 2001, which will accompany the distribution on April 16, 2001.

20(f).

Series 1997-1 Monthly Investor Certificateholders' Statement related to the distribution of April 16, 2001 and reflecting the performance of the Trust during the Due Period ended in March 2001, which will accompany the distribution on April 16, 2001.

20(g).

Series 1998-1 Monthly Investor Certificateholders' Statement related to the distribution of April 16, 2001 and reflecting the performance of the Trust during the Due Period ended in March 2001, which will accompany the distribution on April 16, 2001.

20(h).

Series 1998-2 Monthly Investor Certificateholders' Statement related to the distribution of April 16, 2001 and reflecting the performance of the Trust during the Due Period ended in March 2001, which will accompany the distribution on April 16, 2001.

20(I).

Series 1999-1 Monthly Investor Certificateholders' Statement related to the distribution of April 16, 2001 and reflecting the performance of the Trust during the Due Period ended in March 2001, which will accompany the distribution on April 16, 2001.

20(j).

Series 1999-2 Monthly Investor Certificateholders' Statement related to the distribution of April 16, 2001 and reflecting the performance of the Trust during the Due Period ended in March 2001, which will accompany the distribution on April 16, 2001.

20(k).

Series 1999-3 Monthly Investor Certificateholders' Statement related to the distribution of April 16, 2001 and reflecting the performance of the Trust during the Due Period ended in March 2001, which will accompany the distribution on April 16, 2001.

20(l).

Series 2000-1 Monthly Investor Certificateholders' Statement related to the distribution of April 16, 2001 and reflecting the performance of the Trust during the Due Period ended in March 2001, which will accompany the distribution on April 16, 2001.

20(m).

Series 2000-2 Monthly Investor Certificateholders' Statement related to the distribution of April 16, 2001 and reflecting the performance of the Trust during the Due Period ended in March 2001, which will accompany the distribution on April 16, 2001.

20(n).

Series 2000-3 Monthly Investor Certificateholders' Statement related to the distribution of April 16, 2001 and reflecting the performance of the Trust during the Due Period ended in March 2001, which will accompany the distribution on April 16, 2001.

20(o).

Series 2000-4 Monthly Investor Certificateholders' Statement related to the distribution of April 16, 2001 and reflecting the performance of the Trust during the Due Period ended in March 2001, which will accompany the distribution on April 16, 2001.

20(p).

Series 2001-1 Monthly Investor Certificateholders' Statement related to the distribution of April 16, 2001 and reflecting the performance of the Trust during the Due Period ended in March 2001, which will accompany the distribution on April 16, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Sears Credit Account Master Trust II (Registrant)

	By:	SRFG, Inc. (Originator of the Trust)

	By:	/s/ Joseph Mrowiec
Joseph Mrowiec Vice President, Administration
Date: April 16, 2001

EXHIBIT INDEX

Exhibit No.
20(a).	Series 1995-3 Monthly Investor Certificateholders' Statement (April 16, 2001)
20(b).	Series 1995-5 Monthly Investor Certificateholders' Statement (April 16, 2001)
20(c).	Series 1996-1 Monthly Investor Certificateholders' Statement (April 16, 2001)
20(d).	Series 1996-3 Monthly Investor Certificateholders' Statement (April 16, 2001)
20(e).	Series 1996-4 Monthly Investor Certificateholders' Statement (April 16, 2001)
20(f).	Series 1997-1 Monthly Investor Certificateholders' Statement (April 16, 2001)
20(g).	Series 1998-1 Monthly Investor Certificateholders' Statement (April 16, 2001)
20(h).	Series 1998-2 Monthly Investor Certificateholders' Statement (April 16, 2001)
20(i).	Series 1999-1 Monthly Investor Certificateholders' Statement (April 16, 2001)
20(j).	Series 1999-2 Monthly Investor Certificateholders' Statement (April 16, 2001)
20(k).	Series 1999-3 Monthly Investor Certificateholders' Statement (April 16, 2001)
20(l).	Series 2000-1 Monthly Investor Certificateholders' Statement (April 16, 2001)
20(m).	Series 2000-2 Monthly Investor Certificateholders' Statement (April 16, 2001)
20(n).	Series 2000-3 Monthly Investor Certificateholders' Statement (April 16, 2001)
20(o).	Series 2000-4 Monthly Investor Certificateholders' Statement (April 16, 2001)
20(p)	Series 2001-1 Monthly Investor Certificateholders' Statement (April 16, 2001)